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                                                                 EXHIBIT 10.5(b)

                    SONESTA INTERNATIONAL HOTELS CORPORATION
                                (the "Borrower")


             Second Allonge to $2,000,000 Commercial Promissory Note
                      dated September 29, 2000 (the "Note")


                                                       Boston, Massachusetts
                                                       September 28, 2002


     1.        Amendment to Maturity.

     As used in the Note, the definition of "Maturity" is hereby amended to read "September 28, 2003."

     THIS ALLONGE IS MADE AND DELIVERED by the Borrower and shall be a part of the Note. The Note referred to above, as amended hereby, is hereby reaffirmed by the Company.

                                           SONESTA INTERNATIONAL
                                           HOTELS CORPORATION


                                           By:  /S/
                                                --------------------------------
                                                   Peter J. Sonnabend
                                                   Vice Chairman

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